Exhibit 99.1

POST OFFICE BOX 787 LEBANON, TENNESSEE 37088-0787

Investor Contact:	Barbara A. Gould
(615) 235-4124

Media Contact:	Julie K. Davis
(615) 443-9266

CRACKER BARREL FISCAL 2010 FOURTH QUARTER
CONFERENCE CALL ON THE INTERNET

LEBANON, Tenn. – August 31, 2010 – Cracker Barrel Old Country Store, Inc. (the “Company”) (Nasdaq: CBRL) will provide an on-line, real-time Webcast and rebroadcast of its fourth quarter earnings conference call on Tuesday, September 14, 2010, beginning at 11:00 a.m. Eastern Time. Company management will discuss financial results for the quarter ended July 30, 2010, and provide its outlook for fiscal year 2011.

The live broadcast of Cracker Barrel’s quarterly conference call will be available to the public on-line in the News and Events section on the Company’s website at investor.crackerbarrel.com on September 14, 2010, beginning at 11:00 a.m. (Eastern Time).  An on-line replay will be available at 2:00 p.m. (Eastern Time) and continue through September 28, 2010.

Headquartered in Lebanon, Tennessee, Cracker Barrel Old Country Store, Inc. presently operates 593 Cracker Barrel Old Country Store restaurants and gift shops located in 41 states.

###